June 2016 Exhibit 99.1

Safe Harbor Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including pending or threatened litigation, the resolution of legal proceedings or regulatory or other governmental inquiries or investigations, and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2015, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Total Assets: $7.9 Billion Gross Loans: $4.2 Billion Total Deposits (Including Repos):$6.8 Billion Total Equity: $972 Million Source: Q1 2016 earnings release & company filings. CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 32 Years 10 Years Richard C. Thomas Executive Vice President Chief Financial Officer 6 Years 5 Years James F. Dowd Executive Vice President Chief Credit Officer 39 Years 8 Years David C. Harvey Executive Vice President Chief Operations Officer 26 Years 6 Years David A. Brager Executive Vice President Sales Division 28 Years 13 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 4 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 37 Years 29 Years Richard Wohl Executive Vice President General Counsel 28 Years 5 Years

Board of Directors Name CVB Experience Age Ray O’Brien - Chairman 4 Years 59 George Borba Jr. - Vice Chairman 3 Years 48 Steve Del Guercio 4 Years 54 Robert Jacoby 11 Years 74 Kristina Leslie 1 Year 51 Hal Oswalt 2 Years 68 San Vaccaro 17 Years 83 Chris Myers - CEO 10 Years 54

Who is CVB Financial Corp.?

Largest Bank Holding Companies Headquartered in California In millions Source: SNL Financial | *Bank only, no holding company Rank Name Asset Size (3/31/16) 1 Wells Fargo & Company $1,849,182 2 First Republic Bank* $62,103 3 SVB Financial Group $43,574 4 East West Bancorp $33,109 5 Pacwest Bancorp $21,031 6 Cathay General Bancorp $13,262 7 Banc of California, Inc. $9,617 8 BBCN Bancorp, Inc. $8,068 9 CVB Financial Corp. $7,921 10 Opus Bank* $6,930

Other Bank Accomplishments & Ratings 156 Consecutive Quarters of Profitability 106 Consecutive Quarters of Cash Dividends BauerFinancial Report Five Star Rating (December 2015) 83 Consecutive Quarters Fitch Rating BBB (September 2015)

Our Markets

Existing Locations* 44 Business Financial Centers 8 Commercial Banking Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers Commercial Banking Centers CitizensTrust Ventura CBC – NEW Opened January 2015 Santa Barbara CBC– NEW Opened December 2015 New County Commerce Bank Locations *Porterville Business Financial Center was sold as of 5/13/2016

New Acquisition County Commerce Bank ‘CNYB’

Ventura/Santa Barbara Counties Citizens Business Bank County Commerce Bank Santa Barbara

County Commerce Bank ‘CNYB’ Acquisition Date: February 29, 2016 Overview CNYB Balance Sheet (000’s) 12/31/15 Headquarters Oxnard, CA Establishment Date 2003 Total Branches 4 Total Assets $256,100 Total Loans $164,400 Total Deposits $225,800 Acquisition Price = $41.25 Million

New Banking Teams (2014/2015) Location # of New Hires Central Valley Agribusiness 3 San Diego 5 Los Angeles 4 Oxnard 4 Santa Barbara 3 Newport Beach 6 Total 25

Financial Performance

Deposits* (000’s) # of Center Locations Total Deposits (3/31/15) Total Deposits (3/31/16) Los Angeles County 18 $2,347,804 $2,426,131 Inland Empire (Riverside & San Bernardino Counties) 9 $1,992,402 $1,966,085 Orange County 9 $907,308 $970,405 Central Valley 9 $909,278 $914,646 Ventura & Santa Barbara Counties 6 N/A $246,211 Other 1 $301,336 $319,660 Total 52 $6,458,128 $6,843,138 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.11% 0.11%

Total Deposits* (000’s) *Interest Bearing Deposits includes REPOs

Deposit Cost Comparison Source: Q1 2016 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

(000’s) # of Center Locations Average Loans per Location Total Loans* (3/31/2016) Los Angeles County 18 $90,736 $1,633,241 Central Valley 9 $85,369 $768,318 Inland Empire (Riverside & San Bernardino Counties) 9 $73,613 $662,519 Orange County 9 $57,252 $515,269 Ventura/Santa Barbara Counties 6 $43,018 $258,110 Other 1 $346,810 Total $4,184,267 *Prior to MTM discount, loan fees, loan loss reserve and loans Held for Sale Total Loans*

Total Loans* (000’s) *Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held for sale Includes covered and non-covered loans for all periods presented

Source: Q1 2016 earnings release & company reports Loan Portfolio Composition Total Loans by Type

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined -

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Earnings (000’s) 2012 2013 2014 2015 3 Months to 3/31/2016 Net Interest Income $236,950 $216,266 $236,514 $252,942 $62,516 Provision for Loan Losses $0 $16,750 $16,100 $5,600 $0 Other Operating Income/Expenses (Net) ($122,257) ($88,741) ($89,817) ($107,176) (25,681) Income Taxes ($37,413) ($48,667) ($58,776) ($52,221) ($13,444) Net Profit After Tax $77,280 $95,608 $104,021 $99,145 $23,391 $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Net Interest Margin *Normalized tax-equivalent excludes accretion on covered loans (Purchase Credit Impaired) Normalized*

Efficiency & Expenses

Efficiency Ratio $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge 48.26%

Non-Interest Expense as a % of Average Assets 1.79% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Capital

Capital Ratios * CVB Financial Corp. – Consolidated Adequately Capitalized Ratio Well-Capitalized Ratio March 31, 2016* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 16.74% Total Risk-based Capital Ratio 8.0% 10.0% 18.00% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.27% Tier 1 Leverage Ratio 4.0% 5.0% 11.39%

Securities & Investments

Source: Q1 2016 earnings release | Yield on securities represents the fully taxable equivalent $2.29 Billion *Available For Sale Yield on securities portfolio = 2.52% for the 1st Quarter 2016 Securities Portfolio* --$3.1 Billion-- $812.9 Million *Held to Maturity

Securities Portfolio* $2.29 Billion Mark-to-Market (Pre-tax) (000’s) *Available For Sale $58,975

‘CVBF’ Assets & Liabilities 3/31/16 $6.9 Billion **Includes Customer Repurchase Agreements 3/31/16 $7.9 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit

Yield on Securities vs. Yield on Loans *Excluding Discount Accretion **Includes Available for Sale and Held to Maturity, TE

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth Acquisitions San Diego (2014) Oxnard (2015) American Security Bank (2014) County Commerce Bank (2016) Santa Barbara (2015)

Target size: $200 million to $2 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Acquisition Strategy --Banks-- --Trust/Investment-- Target size: AUM of $200 million to $1 billion In California --Banking Teams-- In- market & ‘new’ markets

2016 ‘Critical Few’ Quality Loan Growth Expand Our Footprint DeNovo Growth Acquisition Relationship Banking Cyber Security Recruit, Retain & Train Key People

Copy of presentation at www.cbbank.com